SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY ADVISOR FREEDOM INCOME FUND®
FIDELITY ADVISOR FREEDOM 2005 FUND®
FIDELITY ADVISOR FREEDOM 2010 FUND®
FIDELITY ADVISOR FREEDOM 2015 FUND®
FIDELITY ADVISOR FREEDOM 2020 FUND®
FIDELITY ADVISOR FREEDOM 2025 FUND®
FIDELITY ADVISOR FREEDOM 2030 FUND®
FIDELITY ADVISOR FREEDOM 2035 FUND®
FIDELITY ADVISOR FREEDOM 2040 FUND®
FIDELITY ADVISOR FREEDOM 2045 FUNDSM
FIDELITY ADVISOR FREEDOM 2050 FUNDSM
FIDELITY FREEDOM INCOME FUND®
FIDELITY FREEDOM 2000 FUND®
FIDELITY FREEDOM 2005 FUND®
FIDELITY FREEDOM 2010 FUND®
FIDELITY FREEDOM 2015 FUND®
FIDELITY FREEDOM 2020 FUND®
FIDELITY FREEDOM 2025 FUND®
FIDELITY FREEDOM 2030 FUND®
FIDELITY FREEDOM 2035 FUND®
FIDELITY FREEDOM 2040 FUND®
FIDELITY FREEDOM 2045 FUNDSM
FIDELITY FREEDOM 2050 FUNDSM
FUNDS OF FIDELITY ABERDEEN STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098 (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund)
1-800-544-3198 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Freedom Income Fund®, Fidelity Advisor Freedom 2005 Fund®, Fidelity Advisor Freedom 2010 Fund®, Fidelity Advisor Freedom 2015 Fund®, Fidelity Advisor Freedom 2020 Fund®, Fidelity Advisor Freedom 2025 Fund®, Fidelity Advisor Freedom 2030 Fund®, Fidelity Advisor Freedom 2035 Fund®, Fidelity Advisor Freedom 2040 Fund®, Fidelity Advisor Freedom 2045 FundSM , Fidelity Advisor Freedom 2050 FundSM , Fidelity Freedom Income Fund®, Fidelity Freedom 2000 Fund®, Fidelity Freedom 2005 Fund®, Fidelity Freedom 2010 Fund®, Fidelity Freedom 2015 Fund®, Fidelity Freedom 2020 Fund®, Fidelity Freedom 2025 Fund®, Fidelity Freedom 2030 Fund®, Fidelity Freedom 2035 Fund®, Fidelity Freedom 2040 Fund®, Fidelity Freedom 2045 FundSM , and Fidelity Freedom 2050 FundSM  (the funds), will be held at an office of Fidelity Aberdeen Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 15, 2006, at 9:30 am Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on September 18, 2006 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 18, 2006

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ABERDEEN STREET TRUST:
FIDELITY ADVISOR FREEDOM INCOME FUND
FIDELITY ADVISOR FREEDOM 2005 FUND
FIDELITY ADVISOR FREEDOM 2010 FUND
FIDELITY ADVISOR FREEDOM 2015 FUND
FIDELITY ADVISOR FREEDOM 2020 FUND
FIDELITY ADVISOR FREEDOM 2025 FUND
FIDELITY ADVISOR FREEDOM 2030 FUND
FIDELITY ADVISOR FREEDOM 2035 FUND
FIDELITY ADVISOR FREEDOM 2040 FUND
FIDELITY ADVISOR FREEDOM 2045 FUND
FIDELITY ADVISOR FREEDOM 2050 FUND
FIDELITY FREEDOM INCOME FUND
FIDELITY FREEDOM 2000 FUND
FIDELITY FREEDOM 2005 FUND
FIDELITY FREEDOM 2010 FUND
FIDELITY FREEDOM 2015 FUND
FIDELITY FREEDOM 2020 FUND
FIDELITY FREEDOM 2025 FUND
FIDELITY FREEDOM 2030 FUND
FIDELITY FREEDOM 2035 FUND
FIDELITY FREEDOM 2040 FUND
FIDELITY FREEDOM 2045 FUND
FIDELITY FREEDOM 2050 FUND

TO BE HELD ON NOVEMBER 15, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Aberdeen Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund (the funds) and at any adjournments thereof (the Meeting), to be held on November 15, 2006 at 9:30 am ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), an affiliate of Strategic Advisers®, Inc. (Strategic Advisers), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 18, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Advisor Freedom Income Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom Income Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom Income Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom Income Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom Income Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2005 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2005 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2005 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2005 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2005 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2010 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2010 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2010 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2010 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2010 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2015 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2015 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2015 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2015 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2015 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2020 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2020 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2020 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2020 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2020 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2025 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2025 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2025 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2025 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2025 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2030 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2030 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2030 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2030 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2030 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2035 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2035 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2035 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2035 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2035 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2040 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2040 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2040 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2040 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2040 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2045 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2045 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2045 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2045 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2045 Fund: Institutional Class	$ 500	$ 500
Fidelity Advisor Freedom 2050 Fund: Class A	$ 500	$ 500
Fidelity Advisor Freedom 2050 Fund: Class T	$ 500	$ 500
Fidelity Advisor Freedom 2050 Fund: Class B	$ 500	$ 500
Fidelity Advisor Freedom 2050 Fund: Class C	$ 500	$ 500
Fidelity Advisor Freedom 2050 Fund: Institutional Class	$ 500	$ 500
Fidelity Freedom Income Fund	$ 500	$ 500
Fidelity Freedom 2000 Fund	$ 500	$ 500
Fidelity Freedom 2005 Fund	$ 500	$ 500
Fidelity Freedom 2010 Fund	$ 500	$ 500
Fidelity Freedom 2015 Fund	$ 500	$ 500
Fidelity Freedom 2020 Fund	$ 500	$ 500
Fidelity Freedom 2025 Fund	$ 500	$ 500
Fidelity Freedom 2030 Fund	$ 500	$ 500
Fidelity Freedom 2035 Fund	$ 500	$ 500
Fidelity Freedom 2040 Fund	$ 500	$ 500
Fidelity Freedom 2045 Fund	$ 500	$ 500
Fidelity Freedom 2050 Fund	$ 500	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of Strategic Advisers, each fund's investment advisor, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Management & Research Company (FMR), each fund's administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each class of each fund of the trust issued and outstanding as of July 31, 2006 are indicated in the following table:

Number of Shares
Fidelity Advisor Freedom Income Fund: Class A	2,432,265
Fidelity Advisor Freedom Income Fund: Class T	3,341,341
Fidelity Advisor Freedom Income Fund: Class B	465,929
Fidelity Advisor Freedom Income Fund: Class C	1,266,044
Fidelity Advisor Freedom Income Fund: Institutional Class	117,498
Fidelity Advisor Freedom 2005 Fund: Class A	1,787,580
Fidelity Advisor Freedom 2005 Fund: Class T	1,421,299
Fidelity Advisor Freedom 2005 Fund: Class B	351,950
Fidelity Advisor Freedom 2005 Fund: Class C	741,096
Fidelity Advisor Freedom 2005 Fund: Institutional Class	172,149
Fidelity Advisor Freedom 2010 Fund: Class A	12,554,617
Fidelity Advisor Freedom 2010 Fund: Class T	14,501,960
Fidelity Advisor Freedom 2010 Fund: Class B	2,887,133
Fidelity Advisor Freedom 2010 Fund: Class C	3,476,187
Fidelity Advisor Freedom 2010 Fund: Institutional Class	879,751
Fidelity Advisor Freedom 2015 Fund: Class A	13,633,128
Fidelity Advisor Freedom 2015 Fund: Class T	12,089,879
Fidelity Advisor Freedom 2015 Fund: Class B	3,147,480
Fidelity Advisor Freedom 2015 Fund: Class C	3,571,658
Fidelity Advisor Freedom 2015 Fund: Institutional Class	2,695,683
Fidelity Advisor Freedom 2020 Fund: Class A	24,792,040
Fidelity Advisor Freedom 2020 Fund: Class T	28,225,773
Fidelity Advisor Freedom 2020 Fund: Class B	5,972,651
Fidelity Advisor Freedom 2020 Fund: Class C	5,408,952
Fidelity Advisor Freedom 2020 Fund: Institutional Class	1,761,249
Fidelity Advisor Freedom 2025 Fund: Class A	13,152,612
Fidelity Advisor Freedom 2025 Fund: Class T	8,190,327
Fidelity Advisor Freedom 2025 Fund: Class B	2,501,023
Fidelity Advisor Freedom 2025 Fund: Class C	1,964,175
Fidelity Advisor Freedom 2025 Fund: Institutional Class	600,487
Fidelity Advisor Freedom 2030 Fund: Class A	13,950,284
Fidelity Advisor Freedom 2030 Fund: Class T	16,539,327
Fidelity Advisor Freedom 2030 Fund: Class B	3,579,056
Fidelity Advisor Freedom 2030 Fund: Class C	3,228,858
Fidelity Advisor Freedom 2030 Fund: Institutional Class	890,332
Number of Shares
Fidelity Advisor Freedom 2035 Fund: Class A	5,524,602
Fidelity Advisor Freedom 2035 Fund: Class T	4,376,847
Fidelity Advisor Freedom 2035 Fund: Class B	1,437,611
Fidelity Advisor Freedom 2035 Fund: Class C	1,166,337
Fidelity Advisor Freedom 2035 Fund: Institutional Class	249,706
Fidelity Advisor Freedom 2040 Fund: Class A	11,785,514
Fidelity Advisor Freedom 2040 Fund: Class T	12,018,850
Fidelity Advisor Freedom 2040 Fund: Class B	2,725,707
Fidelity Advisor Freedom 2040 Fund: Class C	3,179,744
Fidelity Advisor Freedom 2040 Fund: Institutional Class	709,791
Fidelity Advisor Freedom 2045 Fund: Class A	11,665
Fidelity Advisor Freedom 2045 Fund: Class T	10,384
Fidelity Advisor Freedom 2045 Fund: Class B	11,006
Fidelity Advisor Freedom 2045 Fund: Class C	18,189
Fidelity Advisor Freedom 2045 Fund: Institutional Class	9,999
Fidelity Advisor Freedom 2050 Fund: Class A	21,189
Fidelity Advisor Freedom 2050 Fund: Class T	16,445
Fidelity Advisor Freedom 2050 Fund: Class B	12,343
Fidelity Advisor Freedom 2050 Fund: Class C	31,452
Fidelity Advisor Freedom 2050 Fund: Institutional Class	10,319
Fidelity Freedom Income Fund	190,778,313
Fidelity Freedom 2000 Fund	127,666,525
Fidelity Freedom 2005 Fund	54,402,321
Fidelity Freedom 2010 Fund	773,014,865
Fidelity Freedom 2015 Fund	274,810,224
Fidelity Freedom 2020 Fund	978,540,791
Fidelity Freedom 2025 Fund	212,937,016
Fidelity Freedom 2030 Fund	588,868,198
Fidelity Freedom 2035 Fund	115,643,926
Fidelity Freedom 2040 Fund	471,150,924
Fidelity Freedom 2045 Fund	1,054,736
Fidelity Freedom 2050 Fund	910,017

To the knowledge of the trust, substantial (5% or more) record ownership of the fund(s) and class on July 31, 2006 was as follows:

Fidelity Freedom 2000 Fund: Reformed Church in America, New York, NY (5.67%)

Fidelity Freedom 2005 Fund: Rockwell Automation, Milwaukee, WI (5.64%)

Fidelity Freedom 2045 Fund: Golden Gate National Senior Care Holding, Fort Smith, AR (13.73%)

Fidelity Freedom 2045 Fund: Albertson's, Inc., Boise, ID (6.79%)

Fidelity Freedom 2050 Fund: FMR Corp., Wilmington, DE (9.27%)

Fidelity Advisor Freedom Income Fund - Class A: Nationwide Financial, Columbus, OH (11.67%)

Fidelity Advisor Freedom Income Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (10.68%)

Fidelity Advisor Freedom Income Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (8.49%)

Fidelity Advisor Freedom Income Fund - Class A: Citigroup, Inc., New York, NY (6.36%)

Fidelity Advisor Freedom Income Fund - Class T: Westport Financial Services, LLC, Danbury, CT (9.09%)

Fidelity Advisor Freedom Income Fund - Class T: Morgan Stanley DW, Jersey City, NJ (8.03%)

Fidelity Advisor Freedom Income Fund - Class T: Citigroup, Inc., New York, NY (7.79%)

Fidelity Advisor Freedom Income Fund - Class B: BankAmerica Corp., Charlotte, NC (10.88%)

Fidelity Advisor Freedom Income Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (9.02%)

Fidelity Advisor Freedom Income Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (7.48%)

Fidelity Advisor Freedom Income Fund - Class B: Stern Agee Leech, Birmingham, AL (6.44%)

Fidelity Advisor Freedom Income Fund - Class C: Ameriprise Financial Corporation, Omaha, NE (14.49%)

Fidelity Advisor Freedom Income Fund - Class C: Investors Capital Corp., Lynnfield, MA (9.83%)

Fidelity Advisor Freedom Income Fund - Class C: Merrill Lynch, Jacksonville, FL (9.60%)

Fidelity Advisor Freedom Income Fund - Class C: Ameriprise Financial Corporation, Minneapolis, MN (6.13%)

Fidelity Advisor Freedom Income Fund - Institutional Class: Fidelity Distributors Corp, Boston, MA (18.46%)

Fidelity Advisor Freedom Income Fund - Institutional Class: State Street Bank, North Quincy, MA (13.11%)

Fidelity Advisor Freedom Income Fund - Institutional Class: Sammons Security Company, LLC, Ann Arbor, MI (13.03%)

Fidelity Advisor Freedom Income Fund - Institutional Class: First Midwest Bancorp, Joliet, IL (12.59%)

Fidelity Advisor Freedom Income Fund - Institutional Class: NBC Securities, Inc., Memphis, TN (7.53%)

Fidelity Advisor Freedom Income Fund - Institutional Class: Merrill Lynch, Jacksonville, FL (7.32%)

Fidelity Advisor Freedom 2005 Fund - Class A: Nationwide Financial, Columbus, OH (19.26%)

Fidelity Advisor Freedom 2005 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (11.03%)

Fidelity Advisor Freedom 2005 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (8.53%)

Fidelity Advisor Freedom 2005 Fund - Class A: ING, Denver, CO (6.39%)

Fidelity Advisor Freedom 2005 Fund - Class A: NFP Securities, Inc., Austin, TX (6.34%)

Fidelity Advisor Freedom 2005 Fund - Class A: Citigroup, Inc., New York, NY (6.32%)

Fidelity Advisor Freedom 2005 Fund - Class T: Morgan Stanley DW, Jersey City, NJ (12.74%)

Fidelity Advisor Freedom 2005 Fund - Class T: Citigroup, Inc., New York, NY (7.02%)

Fidelity Advisor Freedom 2005 Fund - Class B: ING, El Segundo, CA (7.26%)

Fidelity Advisor Freedom 2005 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (6.44%)

Fidelity Advisor Freedom 2005 Fund - Class B: Wells Fargo Bank, Minneapolis, MN (6.36%)

Fidelity Advisor Freedom 2005 Fund - Class B: Fidelity Distributors Corp, Boston, MA (5.95%)

Fidelity Advisor Freedom 2005 Fund - Class C: Ameriprise Financial Corporation, Omaha, NE (10.18%)

Fidelity Advisor Freedom 2005 Fund - Class C: Merrill Lynch, Jacksonville, FL (9.79%)

Fidelity Advisor Freedom 2005 Fund - Class C: Wells Fargo Bank, Minneapolis, MN (7.55%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: Commonwealth Financial Network, Waltham, MA (28.60%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: Fidelity Distributors Corp, Boston, MA (12.39%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: LPL Financial Services, Inc., San Diego, CA (11.90%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: ValMark Securities, Inc., Akron, OH (9.35%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: State Street Bank, North Quincy, MA (9.19%)

Fidelity Advisor Freedom 2005 Fund - Institutional Class: BankAmerica Corp., San Francisco, CA (7.61%)

Fidelity Advisor Freedom 2010 Fund - Class A: Nationwide Financial, Columbus, OH (12.51%)

Fidelity Advisor Freedom 2010 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (12.37%)

Fidelity Advisor Freedom 2010 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (8.54%)

Fidelity Advisor Freedom 2010 Fund - Class T: Reliance Trust Co., Atlanta, GA (9.16%)

Fidelity Advisor Freedom 2010 Fund - Class T: Morgan Stanley DW, Jersey City, NJ (8.26%)

Fidelity Advisor Freedom 2010 Fund - Class T: Citigroup, Inc., New York, NY (6.30%)

Fidelity Advisor Freedom 2010 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (9.21%)

Fidelity Advisor Freedom 2010 Fund - Class B: BankAmerica Corp., Charlotte, NC (9.04%)

Fidelity Advisor Freedom 2010 Fund - Class B: Stern Agee Leech, Birmingham, AL (6.98%)

Fidelity Advisor Freedom 2010 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (6.00%)

Fidelity Advisor Freedom 2010 Fund - Class B: Merrill Lynch, Jacksonville, FL (5.07%)

Fidelity Advisor Freedom 2010 Fund - Class C: Merrill Lynch, Jacksonville, FL (7.35%)

Fidelity Advisor Freedom 2010 Fund - Class C: Ameriprise Financial Corporation, Minneapolis, MN (7.08%)

Fidelity Advisor Freedom 2010 Fund - Class C: Commonwealth Financial Network, Waltham, MA (5.20%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: Cambridge Investment Research, Inc., Fairfield, IA (17.34%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: JP Morgan Chase, Newark, DE (12.82%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (11.24%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: Capfinancial Partners, LLC, Raleigh, NC (7.63%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: State Street Bank, North Quincy, MA (7.46%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: Fidelity Investments Institutional Services Company, Boston, MA (5.67%)

Fidelity Advisor Freedom 2010 Fund - Institutional Class: NBC Securities, Inc., Memphis, TN (5.24%)

Fidelity Advisor Freedom 2015 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (15.64%)

Fidelity Advisor Freedom 2015 Fund - Class A: Nationwide Financial, Columbus, OH (14.84%)

Fidelity Advisor Freedom 2015 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (7.71%)

Fidelity Advisor Freedom 2015 Fund - Class A: Northern Trust Corporation, Chicago, IL (5.16%)

Fidelity Advisor Freedom 2015 Fund - Class T: Citigroup, Inc., New York, NY (7.64%)

Fidelity Advisor Freedom 2015 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (11.07%)

Fidelity Advisor Freedom 2015 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (8.81%)

Fidelity Advisor Freedom 2015 Fund - Class B: BankAmerica Corp., Charlotte, NC (7.95%)

Fidelity Advisor Freedom 2015 Fund - Class B: Citizens Financial Group, Inc., Providence, RI (5.11%)

Fidelity Advisor Freedom 2015 Fund - Class C: Merrill Lynch, Jacksonville, FL (9.53%)

Fidelity Advisor Freedom 2015 Fund - Class C: Morgan Stanley DW, Jersey City, NJ (6.85%)

Fidelity Advisor Freedom 2015 Fund - Class C: Ameriprise Financial Corporation, Minneapolis, MN (6.55%)

Fidelity Advisor Freedom 2015 Fund - Class C: Citigroup, Inc., New York, NY (5.83%)

Fidelity Advisor Freedom 2015 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (43.68%)

Fidelity Advisor Freedom 2015 Fund - Institutional Class: Fidelity Investments Institutional Services Company, Boston, MA (24.14%)

Fidelity Advisor Freedom 2015 Fund - Institutional Class: State Street Bank, North Quincy, MA (6.46%)

Fidelity Advisor Freedom 2020 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (12.32%)

Fidelity Advisor Freedom 2020 Fund - Class A: Nationwide Financial, Columbus, OH (10.86%)

Fidelity Advisor Freedom 2020 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (6.92%)

Fidelity Advisor Freedom 2020 Fund - Class T: Reliance Trust Co., Atlanta, GA (9.26%)

Fidelity Advisor Freedom 2020 Fund - Class T: Citigroup, Inc., New York, NY (7.28%)

Fidelity Advisor Freedom 2020 Fund - Class B: BankAmerica Corp., Charlotte, NC (18.02%)

Fidelity Advisor Freedom 2020 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (7.95%)

Fidelity Advisor Freedom 2020 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (6.46%)

Fidelity Advisor Freedom 2020 Fund - Class C: Merrill Lynch, Jacksonville, FL (9.94%)

Fidelity Advisor Freedom 2020 Fund - Class C: Ameriprise Financial Corporation, Minneapolis, MN (5.14%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: JP Morgan Chase, Chicago, IL (13.19%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: JP Morgan Chase, Newark, DE (8.81%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: Cambridge Investment Research, Inc., Fairfield, IA (8.30%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (8.05%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: State Street Bank, North Quincy, MA (7.03%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: NBC Securities, Inc., Memphis, TN (6.11%)

Fidelity Advisor Freedom 2020 Fund - Institutional Class: Merrill Merchants Bank, Bangor, ME (5.86%)

Fidelity Advisor Freedom 2025 Fund - Class A: UBS AG, Jersey City, NJ (20.64%)

Fidelity Advisor Freedom 2025 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (13.65%)

Fidelity Advisor Freedom 2025 Fund - Class A: Nationwide Financial, Columbus, OH (12.71%)

Fidelity Advisor Freedom 2025 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (5.34%)

Fidelity Advisor Freedom 2025 Fund - Class T: Citigroup, Inc., New York, NY (8.31%)

Fidelity Advisor Freedom 2025 Fund - Class T: Northern Trust Corporation, Chicago, IL (5.42%)

Fidelity Advisor Freedom 2025 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (11.15%)

Fidelity Advisor Freedom 2025 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (8.54%)

Fidelity Advisor Freedom 2025 Fund - Class B: BankAmerica Corp., Charlotte, NC (8.35%)

Fidelity Advisor Freedom 2025 Fund - Class C: Merrill Lynch, Jacksonville, FL (9.34%)

Fidelity Advisor Freedom 2025 Fund - Class C: Morgan Stanley DW, Jersey City, NJ (7.04%)

Fidelity Advisor Freedom 2025 Fund - Class C: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (6.40%)

Fidelity Advisor Freedom 2025 Fund - Class C: Ameriprise Financial Corporation, Minneapolis, MN (6.25%)

Fidelity Advisor Freedom 2025 Fund - Class C: LPL Financial Services, Inc., San Diego, CA (5.42%)

Fidelity Advisor Freedom 2025 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (26.04%)

Fidelity Advisor Freedom 2025 Fund - Institutional Class: State Street Bank, North Quincy, MA (24.73%)

Fidelity Advisor Freedom 2025 Fund - Institutional Class: BankAmerica Corp., San Francisco, CA (13.17%)

Fidelity Advisor Freedom 2030 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (14.86%)

Fidelity Advisor Freedom 2030 Fund - Class A: Nationwide Financial, Columbus, OH (13.01%)

Fidelity Advisor Freedom 2030 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (9.15%)

Fidelity Advisor Freedom 2030 Fund - Class T: Reliance Trust Co., Atlanta, GA (6.23%)

Fidelity Advisor Freedom 2030 Fund - Class T: Citigroup, Inc., New York, NY, (6.05%)

Fidelity Advisor Freedom 2030 Fund - Class T: HSBC USA, Inc., Buffalo, NY (5.59%)

Fidelity Advisor Freedom 2030 Fund - Class B: BankAmerica Corp., Charlotte, NC (14.23%)

Fidelity Advisor Freedom 2030 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (8.67%)

Fidelity Advisor Freedom 2030 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (8.03%)

Fidelity Advisor Freedom 2030 Fund - Class C: Merrill Lynch, Jacksonville, FL (8.30%)

Fidelity Advisor Freedom 2030 Fund - Class C: LPL Financial Services, Inc., San Diego, CA (6.60%)

Fidelity Advisor Freedom 2030 Fund - Class C: RBC Dain Rauscher Corp., Minneapolis, MN (6.09%)

Fidelity Advisor Freedom 2030 Fund - Class C: Morgan Stanley DW, Jersey City, NJ (5.52%)

Fidelity Advisor Freedom 2030 Fund - Class C: Citigroup, Inc., New York, NY (5.22%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: JP Morgan Chase, Newark, DE (12.84%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: State Street Bank, North Quincy, MA (10.94%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: Cambridge Investment Research, Inc., Fairfield, IA (9.82%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: Anderson & Strudwick, Incorporated, Richmond, VA (9.58%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (8.83%)

Fidelity Advisor Freedom 2030 Fund - Institutional Class: WFG Investments, Inc, Dallas, TX (5.79%)

Fidelity Advisor Freedom 2035 Fund - Class A: Nationwide Financial, Columbus, OH (17.24%)

Fidelity Advisor Freedom 2035 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (12.31%)

Fidelity Advisor Freedom 2035 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (6.72%)

Fidelity Advisor Freedom 2035 Fund - Class A: Aspen Investment Alliance, Inc., Denver, CO (5.08%)

Fidelity Advisor Freedom 2035 Fund - Class T: Citigroup, Inc., New York, NY (8.81%)

Fidelity Advisor Freedom 2035 Fund - Class T: American United Life Insurance Company, Indianapolis, IN (7.41%)

Fidelity Advisor Freedom 2035 Fund - Class T: Raymond James & Associates, Inc., Saint Petersburg, FL (6.43%)

Fidelity Advisor Freedom 2035 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (17.75%)

Fidelity Advisor Freedom 2035 Fund - Class B: BankAmerica Corp., Charlotte, NC (8.12%)

Fidelity Advisor Freedom 2035 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (6.79%)

Fidelity Advisor Freedom 2035 Fund - Class B: Allstate Life Insurance Company, Lincoln, NE (5.12%)

Fidelity Advisor Freedom 2035 Fund - Class C: LPL Financial Services, Inc., San Diego, CA (9.20%)

Fidelity Advisor Freedom 2035 Fund - Class C: Merrill Lynch, Jacksonville, FL (7.07%)

Fidelity Advisor Freedom 2035 Fund - Class C: Morgan Stanley DW, Jersey City, NJ (6.88%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: State Street Bank, North Quincy, MA (19.33%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: BankAmerica Corp., San Francisco, CA (14.58%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (10.98%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: NBC Securities, Inc., Memphis, TN (9.74%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: Fidelity Distributors Corp, Boston, MA (8.46%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: Commonwealth Financial Network, Waltham, MA (7.96%)

Fidelity Advisor Freedom 2035 Fund - Institutional Class: Fidelity Investments Institutional Services Company, Boston, MA (7.01%)

Fidelity Advisor Freedom 2040 Fund - Class A: First Command Financial Planning Inc., Fort Worth, TX (14.59%)

Fidelity Advisor Freedom 2040 Fund - Class A: Nationwide Financial, Columbus, OH (10.47%)

Fidelity Advisor Freedom 2040 Fund - Class A: Ameriprise Financial Corporation, Minneapolis, MN (8.66%)

Fidelity Advisor Freedom 2040 Fund - Class A: UBS AG, Jersey City, NJ (7.51%)

Fidelity Advisor Freedom 2040 Fund - Class T: Reliance Trust Co., Atlanta, GA (6.00%)

Fidelity Advisor Freedom 2040 Fund - Class T: Citigroup, Inc., New York, NY (5.46%)

Fidelity Advisor Freedom 2040 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (13.57%)

Fidelity Advisor Freedom 2040 Fund - Class B: BankAmerica Corp., Charlotte, NC (10.19%)

Fidelity Advisor Freedom 2040 Fund - Class B: Ameriprise Financial Corporation, Minneapolis, MN (6.85%)

Fidelity Advisor Freedom 2040 Fund - Class B: Wells Fargo Bank, Minneapolis, MN (5.39%)

Fidelity Advisor Freedom 2040 Fund - Class C: LPL Financial Services, Inc., San Diego, CA (7.46%)

Fidelity Advisor Freedom 2040 Fund - Class C: Ameriprise Financial Corporation, Omaha, NE (6.57%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: Cambridge Investment Research, Inc., Fairfield, IA (14.94%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: JP Morgan Chase, Newark, DE (14.67%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: State Street Bank, North Quincy, MA (13.44%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (9.18%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: Long Grove Trading, Itasca, IL (5.16%)

Fidelity Advisor Freedom 2040 Fund - Institutional Class: Fidelity Investments Institutional Services Company, Boston, MA (5.13%)

Fidelity Advisor Freedom 2045 Fund - Class A: Fidelity Distributors Corp, Boston, MA (85.73%)

Fidelity Advisor Freedom 2045 Fund - Class A: MetLife, New York, NY (5.56%)

Fidelity Advisor Freedom 2045 Fund - Class A: AXA Financial, New York, NY (5.12%)

Fidelity Advisor Freedom 2045 Fund - Class T: Fidelity Distributors Corp, Boston, MA (96.31%)

Fidelity Advisor Freedom 2045 Fund - Class B: Fidelity Distributors Corp, Boston, MA (90.87%)

Fidelity Advisor Freedom 2045 Fund - Class C: Fidelity Distributors Corp, Boston, MA (54.98%)

Fidelity Advisor Freedom 2045 Fund - Class C: LPL Financial Services, Inc., San Diego, CA (41.75%)

Fidelity Advisor Freedom 2045 Fund - Institutional Class: Fidelity Distributors Corp, Boston, MA (100.00%)

Fidelity Advisor Freedom 2050 Fund - Class A: Fidelity Distributors Corp, Boston, MA (47.20%)

Fidelity Advisor Freedom 2050 Fund - Class A: US Bancorp, Inc., Saint Paul, MN (46.93%)

Fidelity Advisor Freedom 2050 Fund - Class A: Symetra Investment Services Inc., Seattle, WA (9.62%)

Fidelity Advisor Freedom 2050 Fund - Class T: Fidelity Distributors Corp, Boston, MA (60.82%)

Fidelity Advisor Freedom 2050 Fund - Class T: Investors Capital Corp., Lynnfield, MA (23.39%)

Fidelity Advisor Freedom 2050 Fund - Class T: D A Davidson, Great Falls, MT (5.52%)

Fidelity Advisor Freedom 2050 Fund - Class B: Fidelity Distributors Corp, Boston, MA (81.02%)

Fidelity Advisor Freedom 2050 Fund - Class B: Wachovia/Prudential Financial Advisors, LLC, Charlotte, NC (12.69%)

Fidelity Advisor Freedom 2050 Fund - Class C: Investors Capital Corp., Lynnfield, MA (41.39%)

Fidelity Advisor Freedom 2050 Fund - Class C: Fidelity Distributors Corp, Boston, MA (31.80%)

Fidelity Advisor Freedom 2050 Fund - Class C: Great American Advisors, Cincinnati, OH (26.48%)

Fidelity Advisor Freedom 2050 Fund - Institutional Class: Fidelity Distributors Corp, Boston, MA (96.92%)

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 18, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund) or 1-877-208-0098 (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund) or call Fidelity at 1-877-208-0098 (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund).

For a free copy of Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund's annual report for the fiscal year ended March 31, 2006 call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For Fidelity Freedom 2045 Fund and Fidelity Freedom 2050 Fund, a financial report will be available once the funds have completed their first fiscal period.

For a free copy of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, and Fidelity Advisor Freedom 2040 Fund's annual report for the fiscal year ended March 31, 2006 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109. For Fidelity Advisor Freedom 2045 Fund and Fidelity Advisor Freedom 2050 Fund, a financial report will be available once the funds have completed their first fiscal period.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that James H. Keyes begin serving as a Trustee on or about January 1, 2007, replacing William O. McCoy, who is scheduled to retire at the end of 2006.

Except for Mr. Keyes, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Albert R. Gamper, Jr. and Stephen P. Jonas were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on January 1, 2006 and May 19, 2005, respectively. Mr. Keyes is currently a Member of the Advisory Board of the trust. Mr. Keyes was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board effective March 1, 2006. A third-party search firm retained by the Independent Trustees recommended Messrs. Gamper and Keyes as nominees. Another executive officer of FMR recommended Mr. Jonas as a nominee.

Except for William O. McCoy, Mr. Gamper, and Mr. Keyes, each of the nominees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper is currently a Trustee overseeing 292 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Gamper is currently a Member of the Advisory Board of 53 funds advised by FMR or an affiliate. Mr. Gamper is currently a first-time nominee for Trustee for 53 funds advised by FMR or an affiliate. Mr. Keyes does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Keyes is currently a Member of the Advisory Board of 345 funds advised by FMR or an affiliate. Mr. Keyes is currently a nominee for Trustee, effective on or about January 1, 2007, for 166 funds advised by FMR or an affiliate, including the funds in this proxy statement.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1991

Trustee of Fidelity Aberdeen Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)+

Year of Election or Appointment: 2005

Trustee of Fidelity Aberdeen Street Trust. Mr. Jonas is Senior Vice President of Fidelity Advisor Freedom Income Fund (2005-present), Fidelity Advisor Freedom 2005 Fund (2005-present), Fidelity Advisor Freedom 2010 Fund (2005-present), Fidelity Advisor Freedom 2015 Fund (2005-present), Fidelity Advisor Freedom 2020 Fund (2005-present), Fidelity Advisor Freedom 2025 Fund (2005-present), Fidelity Advisor Freedom 2030 Fund (2005-present), Fidelity Advisor Freedom 2035 Fund (2005-present), Fidelity Advisor Freedom 2040 Fund (2005-present), Fidelity Advisor Freedom 2045 Fund (2006-present), Fidelity Advisor Freedom 2050 Fund (2006-present), Fidelity Freedom Income Fund (2005-present), Fidelity Freedom 2000 Fund (2005-present), Fidelity Freedom 2005 Fund (2005-present), Fidelity Freedom 2010 Fund (2005-present), Fidelity Freedom 2015 Fund (2005-present), Fidelity Freedom 2020 Fund (2005-present), Fidelity Freedom 2025 Fund (2005-present), Fidelity Freedom 2030 Fund (2005-present), Fidelity Freedom 2035 Fund (2005-present), Fidelity Freedom 2040 Fund (2005-present), Fidelity Freedom 2045 Fund (2006-present), and Fidelity Freedom 2050 Fund (2006-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Trustee of Fidelity Aberdeen Street Trust. Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Nominee recommended by an executive officer.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Trustee of Fidelity Aberdeen Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)+

Year of Election or Appointment: 2006

Trustee of Fidelity Aberdeen Street Trust. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Fidelity Aberdeen Street Trust. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Trustee of Fidelity Aberdeen Street Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

James H. Keyes (66)**,+

Year of Election or Appointment to the Advisory Board: 2006

Member of the Advisory Board of Fidelity Abereen Street Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Fidelity Aberdeen Street Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Fidelity Aberdeen Street Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)***

Year of Election or Appointment: 1997

Trustee of Fidelity Aberdeen Street Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Trustee of Fidelity Aberdeen Street Trust. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Trustee of Fidelity Aberdeen Street Trust. Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Fidelity Aberdeen Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Nominated to serve as Trustee effective on or about January 1, 2007 following the retirement of William O. McCoy.

*** Scheduled to retire at the end of 2006.

+ Nominee recommended by a third-party search firm.

As of July 31, 2006, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period April 1, 2005 through July 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three Interested and 10 Independent Trustees, met 12 times during the fiscal year ended March 31, 2006. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2006.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
Fidelity Advisor Freedom Income Fund	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none
Fidelity Freedom Income Fund	none	none	none
Fidelity Freedom 2000 Fund	none	none	none
Fidelity Freedom 2005 Fund	none	none	none
Fidelity Freedom 2010 Fund	none	none	none
Fidelity Freedom 2015 Fund	none	none	none
Fidelity Freedom 2020 Fund	none	none	none
Fidelity Freedom 2025 Fund	none	none	none
Fidelity Freedom 2030 Fund	none	none	none
Fidelity Freedom 2035 Fund	none	none	none
Fidelity Freedom 2040 Fund	none	none	none
Fidelity Freedom 2045 Fund	none	none	none
Fidelity Freedom 2050 Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	James H. Keyes
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom 2000 Fund	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	$50,001 - $100,000	$10,001 - $50,000	over $100,000	$50,001 - $100,000	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Advisor Freedom Income Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none	none
Fidelity Freedom 2000 Fund	none	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none	none
Fidelity Freedom 2010 Fund	over $100,000	over $100,000	over $100,000	$50,001 - $100,000	over $100,000	$50,001 - $100,000
Fidelity Freedom 2015 Fund	none	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended March 31, 2006, fiscal year ending March 31, 2007, or calendar year ended December 31, 2005, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[2]	Albert R. Gamper, Jr.[3]	Robert M. Gates	George H. Heilmeier	James H. Keyes[4]	Marie L. Knowles
Fidelity Advisor Freedom Income Fund	$ 22	$ 18	$ 24	$ 22	$ 2	$ 24
Fidelity Advisor Freedom 2005 Fund	$ 11	$ 9	$ 12	$ 11	$ 1	$ 12
Fidelity Advisor Freedom 2010 Fund	$ 100	$ 82	$ 106	$ 98	$ 9	$ 106
Fidelity Advisor Freedom 2015 Fund	$ 78	$ 65	$ 83	$ 76	$ 8	$ 83
Fidelity Advisor Freedom 2020 Fund	$ 186	$ 153	$ 198	$ 183	$ 18	$ 198
Fidelity Advisor Freedom 2025 Fund	$ 60	$ 51	$ 64	$ 59	$ 6	$ 64
Fidelity Advisor Freedom 2030 Fund	$ 103	$ 85	$ 110	$ 101	$ 10	$ 110
Fidelity Advisor Freedom 2035 Fund	$ 25	$ 21	$ 27	$ 25	$ 3	$ 27
Fidelity Advisor Freedom 2040 Fund	$ 79	$ 66	$ 84	$ 77	$ 8	$ 84
Fidelity Advisor Freedom 2045 Fund+	$ 13	$ 13	$ 17	$ 13	$ 13	$ 15
Fidelity Advisor Freedom 2050 Fund+	$ 29	$ 29	$ 37	$ 29	$ 29	$ 31
Fidelity Freedom Income Fund	$ 713	$ 563	$ 751	$ 703	$ 54	$ 757
Fidelity Freedom 2000 Fund	$ 556	$ 436	$ 585	$ 548	$ 41	$ 591
Fidelity Freedom 2005 Fund	$ 116	$ 96	$ 123	$ 113	$ 12	$ 123
Fidelity Freedom 2010 Fund	$ 3,291	$ 2,620	$ 3,474	$ 3,241	$ 266	$ 3,496
Fidelity Freedom 2015 Fund	$ 501	$ 425	$ 538	$ 491	$ 57	$ 534
Fidelity Freedom 2020 Fund	$ 3,928	$ 3,157	$ 4,158	$ 3,867	$ 336	$ 4,175
Fidelity Freedom 2025 Fund	$ 386	$ 329	$ 415	$ 378	$ 45	$ 411
Fidelity Freedom 2030 Fund	$ 2,347	$ 1,891	$ 2,487	$ 2,310	$ 206	$ 2,495
Fidelity Freedom 2035 Fund	$ 207	$ 177	$ 223	$ 203	$ 25	$ 220
Fidelity Freedom 2040 Fund	$ 934	$ 765	$ 994	$ 918	$ 90	$ 993
Fidelity Freedom 2045 Fund+	$ 24	$ 24	$ 31	$ 24	$ 24	$ 26
Fidelity Freedom 2050 Fund+	$ 32	$ 32	$ 40	$ 32	$ 32	$ 34
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[5]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe[6]
Fidelity Advisor Freedom Income Fund	$ 22	$ 23	$ 22	$ 22	$ 22	$ 22
Fidelity Advisor Freedom 2005 Fund	$ 11	$ 11	$ 11	$ 11	$ 11	$ 11
Fidelity Advisor Freedom 2010 Fund	$ 100	$ 97	$ 98	$ 100	$ 99	$ 97
Fidelity Advisor Freedom 2015 Fund	$ 78	$ 72	$ 77	$ 78	$ 77	$ 76
Fidelity Advisor Freedom 2020 Fund	$ 186	$ 178	$ 183	$ 186	$ 185	$ 181
Fidelity Advisor Freedom 2025 Fund	$ 60	$ 56	$ 59	$ 60	$ 60	$ 58
Fidelity Advisor Freedom 2030 Fund	$ 103	$ 98	$ 102	$ 103	$ 102	$ 100
Fidelity Advisor Freedom 2035 Fund	$ 25	$ 23	$ 25	$ 25	$ 25	$ 25
Fidelity Advisor Freedom 2040 Fund	$ 79	$ 74	$ 78	$ 79	$ 78	$ 77
Fidelity Advisor Freedom 2045 Fund+	$ 13	$ 0	$ 13	$ 13	$ 13	$ 13
Fidelity Advisor Freedom 2050 Fund+	$ 29	$ 0	$ 29	$ 29	$ 29	$ 29
Fidelity Freedom Income Fund	$ 712	$ 731	$ 703	$ 713	$ 709	$ 694
Fidelity Freedom 2000 Fund	$ 555	$ 576	$ 549	$ 556	$ 554	$ 541
Fidelity Freedom 2005 Fund	$ 116	$ 110	$ 114	$ 116	$ 115	$ 112
Fidelity Freedom 2010 Fund	$ 3,286	$ 3,324	$ 3,246	$ 3,291	$ 3,273	$ 3,202
Fidelity Freedom 2015 Fund	$ 501	$ 456	$ 494	$ 502	$ 498	$ 488
Fidelity Freedom 2020 Fund	$ 3,924	$ 3,906	$ 3,874	$ 3,929	$ 3,906	$ 3,822
Fidelity Freedom 2025 Fund	$ 386	$ 347	$ 380	$ 386	$ 383	$ 375
Fidelity Freedom 2030 Fund	$ 2,344	$ 2,319	$ 2,315	$ 2,347	$ 2,333	$ 2,283
Fidelity Freedom 2035 Fund	$ 207	$ 183	$ 204	$ 207	$ 205	$ 201
Fidelity Freedom 2040 Fund	$ 933	$ 898	$ 920	$ 934	$ 928	$ 908
Fidelity Freedom 2045 Fund+	$ 24	$ 0	$ 24	$ 24	$ 24	$ 24
Fidelity Freedom 2050 Fund+	$ 32	$ 0	$ 32	$ 32	$ 32	$ 32
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from July 1, 2004 through May 10, 2005, Mr. Dirks served as a Member of the Advisory Board. Effective May 11, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

3 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

4 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

5 Mr. Mann served on the Board of Trustees through December 31, 2005.

6 During the period from October 1, 2004 through May 10, 2005, Mr. Wolfe served as a Member of the Advisory Board. Effective May 11, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC) in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148,500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and James H. Keyes are Members of the Advisory Board of Fidelity Aberdeen Street Trust. The executive officers of the funds include: Stephen P. Jonas, Boyce I. Greer, Ren Y. Cheng, Jonathan A. Shelon, Eric D. Roiter, Stuart E. Fross, Christine Reynolds, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Keyes can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Aberdeen Street Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity Advisor Freedom Income Fund (2006), Fidelity Advisor Freedom 2005 Fund (2006), Fidelity Advisor Freedom 2010 Fund (2006), Fidelity Advisor Freedom 2015 Fund (2006), Fidelity Advisor Freedom 2020 Fund (2006), Fidelity Advisor Freedom 2025 Fund (2006), Fidelity Advisor Freedom 2030 Fund (2006), Fidelity Advisor Freedom 2035 Fund (2006), Fidelity Advisor Freedom 2040 Fund (2006), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freeom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006- present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Ren Y. Cheng (49)

Year of Election or Appointment: 1998, 2000, 2003, or 2006

Vice President of Fidelity Advisor Freedom Income Fund (2003-present), Fidelity Advisor Freedom 2005 Fund (2003-present), Fidelity Advisor Freedom 2010 Fund (2003-present), Fidelity Advisor Freedom 2015 Fund (2003-present), Fidelity Advisor Freedom 2020 Fund (2003- present), Fidelity Advisor Freedom 2025 Fund (2003-present), Fidelity Advisor Freedom 2030 Fund (2003-present), Fidelity Advisor Freedom 2035 Fund (2003-present), Fidelity Advisor Freedom 2040 Fund (2003-present), Fidelity Advisor Freedom 2045 Fund (2006-present), Fidelity Advisor Freedom 2050 Fund (2006-present), Fidelity Freedom Income Fund (1998-present), Fidelity Freedom 2000 Fund (1998- present), Fidelity Freedom 2005 Fund (2003-present), Fidelity Freedom 2010 Fund (1998-present), Fidelity Freedom 2015 Fund (2003- present), Fidelity Freedom 2020 Fund (1998-present), Fidelity Freedom 2025 Fund (2003-present), Fidelity Freedom 2030 Fund (1998- present), Fidelity Freedom 2035 Fund (2003-present), Fidelity Freedom 2040 Fund (2000-present), Fidelity Freedom 2045 Fund (2006- present), and Fidelity Freedom 2050 Fund (2006-present). Mr. Cheng also serves as Vice President of other funds advised by Strategic Advisers, Inc. Prior to assuming his current responsibilities, Mr. Cheng worked as a portfolio manager. Mr. Cheng also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Jonathan A. Shelon (32)

Year of Election or Appointment: 2006

Vice President of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund. Prior to assuming his current responsibilities, Mr. Shelon worked as a quantitative consultant. Mr. Shelon also serves as Vice President of FMR (2006) and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 1998, 2000, 2003, or 2006

Secretary of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (1998), Fidelity Freedom 2000 Fund (1998), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (1998), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (1998), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (1998), Fidelity Freedom 2035 Fund (2003), Fidelity Freedom 2040 Fund (2000), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart E. Fross (47)

Year of Election or Appointment: 2003 or 2006

Assistant Secretary of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2003), Fidelity Freedom 2000 Fund (2003), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2003), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2003), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2003), Fidelity Freedom 2035 Fund (2003), Fidelity Freedom 2040 Fund (2003), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004 or 2006

President and Treasurer of Fidelity Advisor Freedom Income Fund (2004), Fidelity Advisor Freedom 2005 Fund (2004), Fidelity Advisor Freedom 2010 Fund (2004), Fidelity Advisor Freedom 2015 Fund (2004), Fidelity Advisor Freedom 2020 Fund (2004), Fidelity Advisor Freedom 2025 Fund (2004), Fidelity Advisor Freedom 2030 Fund (2004), Fidelity Advisor Freedom 2035 Fund (2004), Fidelity Advisor Freedom 2040 Fund (2004), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2004), Fidelity Freedom 2000 Fund (2004), Fidelity Freedom 2005 Fund (2004), Fidelity Freedom 2010 Fund (2004), Fidelity Freedom 2015 Fund (2004), Fidelity Freedom 2020 Fund (2004), Fidelity Freedom 2025 Fund (2004), Fidelity Freedom 2030 Fund (2004), Fidelity Freedom 2035 Fund (2004), Fidelity Freedom 2040 Fund (2004), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004 or 2006

Chief Compliance Officer of Fidelity Advisor Freedom Income Fund (2004), Fidelity Advisor Freedom 2005 Fund (2004), Fidelity Advisor Freedom 2010 Fund (2004), Fidelity Advisor Freedom 2015 Fund (2004), Fidelity Advisor Freedom 2020 Fund (2004), Fidelity Advisor Freedom 2025 Fund (2004), Fidelity Advisor Freedom 2030 Fund (2004), Fidelity Advisor Freedom 2035 Fund (2004), Fidelity Advisor Freedom 2040 Fund (2004), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2004), Fidelity Freedom 2000 Fund (2004), Fidelity Freedom 2005 Fund (2004), Fidelity Freedom 2010 Fund (2004), Fidelity Freedom 2015 Fund (2004), Fidelity Freedom 2020 Fund (2004), Fidelity Freedom 2025 Fund (2004), Fidelity Freedom 2030 Fund (2004), Fidelity Freedom 2035 Fund (2004), Fidelity Freedom 2040 Fund (2004), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation*
Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of Fidelity Advisor Freedom Income Fund (2005), Fidelity Advisor Freedom 2005 Fund (2005), Fidelity Advisor Freedom 2010 Fund (2005), Fidelity Advisor Freedom 2015 Fund (2005), Fidelity Advisor Freedom 2020 Fund (2005), Fidelity Advisor Freedom 2025 Fund (2005), Fidelity Advisor Freedom 2030 Fund (2005), Fidelity Advisor Freedom 2035 Fund (2005), Fidelity Advisor Freedom 2040 Fund (2005), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004 or 2006

Deputy Treasurer of Fidelity Advisor Freedom Income Fund (2004), Fidelity Advisor Freedom 2005 Fund (2004), Fidelity Advisor Freedom 2010 Fund (2004), Fidelity Advisor Freedom 2015 Fund (2004), Fidelity Advisor Freedom 2020 Fund (2004), Fidelity Advisor Freedom 2025 Fund (2004), Fidelity Advisor Freedom 2030 Fund (2004), Fidelity Advisor Freedom 2035 Fund (2004), Fidelity Advisor Freedom 2040 Fund (2004), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2004), Fidelity Freedom 2000 Fund (2004), Fidelity Freedom 2005 Fund (2004), Fidelity Freedom 2010 Fund (2004), Fidelity Freedom 2015 Fund (2004), Fidelity Freedom 2020 Fund (2004), Fidelity Freedom 2025 Fund (2004), Fidelity Freedom 2030 Fund (2004), Fidelity Freedom 2035 Fund (2004), Fidelity Freedom 2040 Fund (2004), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005 or 2006

Deputy Treasurer of Fidelity Advisor Freedom Income Fund (2005), Fidelity Advisor Freedom 2005 Fund (2005), Fidelity Advisor Freedom 2010 Fund (2005), Fidelity Advisor Freedom 2015 Fund (2005), Fidelity Advisor Freedom 2020 Fund (2005), Fidelity Advisor Freedom 2025 Fund (2005), Fidelity Advisor Freedom 2030 Fund (2005), Fidelity Advisor Freedom 2035 Fund (2005), Fidelity Advisor Freedom 2040 Fund (2005), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2005), Fidelity Advisor Freedom 2005 Fund (2005), Fidelity Advisor Freedom 2010 Fund (2005), Fidelity Advisor Freedom 2015 Fund (2005), Fidelity Advisor Freedom 2020 Fund (2005), Fidelity Advisor Freedom 2025 Fund (2005), Fidelity Advisor Freedom 2030 Fund (2005), Fidelity Advisor Freedom 2035 Fund (2005), Fidelity Advisor Freedom 2040 Fund (2005), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1996, 2000, 2003, or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (1996), Fidelity Freedom 2000 Fund (1996), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (1996), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (1996), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (1996), Fidelity Freedom 2035 Fund (2003), Fidelity Freedom 2040 Fund (2000), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004 or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2004), Fidelity Advisor Freedom 2005 Fund (2004), Fidelity Advisor Freedom 2010 Fund (2004), Fidelity Advisor Freedom 2015 Fund (2004), Fidelity Advisor Freedom 2020 Fund (2004), Fidelity Advisor Freedom 2025 Fund (2004), Fidelity Advisor Freedom 2030 Fund (2004), Fidelity Advisor Freedom 2035 Fund (2004), Fidelity Advisor Freedom 2040 Fund (2004), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2004), Fidelity Freedom 2000 Fund (2004), Fidelity Freedom 2005 Fund (2004), Fidelity Freedom 2010 Fund (2004), Fidelity Freedom 2015 Fund (2004), Fidelity Freedom 2020 Fund (2004), Fidelity Freedom 2025 Fund (2004), Fidelity Freedom 2030 Fund (2004), Fidelity Freedom 2035 Fund (2004), Fidelity Freedom 2040 Fund (2004), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002, 2003, or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2002), Fidelity Freedom 2000 Fund (2002), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2002), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2002), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2002), Fidelity Freedom 2035 Fund (2003), Fidelity Freedom 2040 Fund (2002), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2005), Fidelity Advisor Freedom 2005 Fund (2005), Fidelity Advisor Freedom 2010 Fund (2005), Fidelity Advisor Freedom 2015 Fund (2005), Fidelity Advisor Freedom 2020 Fund (2005), Fidelity Advisor Freedom 2025 Fund (2005), Fidelity Advisor Freedom 2030 Fund (2005), Fidelity Advisor Freedom 2035 Fund (2005), Fidelity Advisor Freedom 2040 Fund (2005), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005 or 2006

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2005), Fidelity Advisor Freedom 2005 Fund (2005), Fidelity Advisor Freedom 2010 Fund (2005), Fidelity Advisor Freedom 2015 Fund (2005), Fidelity Advisor Freedom 2020 Fund (2005), Fidelity Advisor Freedom 2025 Fund (2005), Fidelity Advisor Freedom 2030 Fund (2005), Fidelity Advisor Freedom 2035 Fund (2005), Fidelity Advisor Freedom 2040 Fund (2005), Fidelity Advisor Freedom 2045 Fund (2006), Fidelity Advisor Freedom 2050 Fund (2006), Fidelity Freedom Income Fund (2005), Fidelity Freedom 2000 Fund (2005), Fidelity Freedom 2005 Fund (2005), Fidelity Freedom 2010 Fund (2005), Fidelity Freedom 2015 Fund (2005), Fidelity Freedom 2020 Fund (2005), Fidelity Freedom 2025 Fund (2005), Fidelity Freedom 2030 Fund (2005), Fidelity Freedom 2035 Fund (2005), Fidelity Freedom 2040 Fund (2005), Fidelity Freedom 2045 Fund (2006), and Fidelity Freedom 2050 Fund (2006). Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended March 31, 2006, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended March 31, 2006, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended March 31, 2006, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended March 31, 2006, each Fund Contract Committee held four meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended March 31, 2006, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended March 31, 2006, the committee held 13 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit I to the trust's 01/19/05 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended March 31, 2006, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended March 31, 2006, the committee held 14 meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended March 31, 2006, the committee held one meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A,B	2005A,B
Fidelity Freedom Income Fund	$ 26,000	$ 23,000
Fidelity Freedom 2000 Fund	$ 25,000	$ 23,000
Fidelity Freedom 2005 Fund	$ 21,000	$ 19,000
Fidelity Freedom 2010 Fund	$ 47,000	$ 39,000
Fidelity Freedom 2015 Fund	$ 24,000	$ 20,000
Fidelity Freedom 2020 Fund	$ 53,000	$ 41,000
Fidelity Freedom 2025 Fund	$ 23,000	$ 19,000
Fidelity Freedom 2030 Fund	$ 40,000	$ 31,000
Fidelity Freedom 2035 Fund	$ 22,000	$ 19,000
Fidelity Freedom 2040 Fund	$ 28,000	$ 22,000
Fidelity Freedom 2045 Fund	$ 0	$ 0
Fidelity Freedom 2050 Fund	$ 0	$ 0
All funds in the Fidelity Group of Funds audited by PwC	$ 12,500,000	$ 11,100,000
Fidelity Advisor Freedom Income Fund	$ 17,000	$ 13,000
Fidelity Advisor Freedom 2005 Fund	$ 17,000	$ 12,000
Fidelity Advisor Freedom 2010 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2015 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2020 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2025 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2030 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2035 Fund	$ 17,000	$ 12,000
Fidelity Advisor Freedom 2040 Fund	$ 18,000	$ 12,000
Fidelity Advisor Freedom 2045 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 0	$ 0
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 5,900,000	$ 4,600,000

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by PwC or Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements, to Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund, as the funds did not commence operations until June 1, 2006.

Audit-Related Fees. In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A,B	2005A,B
Fidelity Freedom Income Fund	$ 0	$ 0
Fidelity Freedom 2000 Fund	$ 0	$ 0
Fidelity Freedom 2005 Fund	$ 0	$ 0
Fidelity Freedom 2010 Fund	$ 0	$ 0
Fidelity Freedom 2015 Fund	$ 0	$ 0
Fidelity Freedom 2020 Fund	$ 0	$ 0
Fidelity Freedom 2025 Fund	$ 0	$ 0
Fidelity Freedom 2030 Fund	$ 0	$ 0
Fidelity Freedom 2035 Fund	$ 0	$ 0
Fidelity Freedom 2040 Fund	$ 0	$ 0
Fidelity Freedom 2045 Fund	$ 0	$ 0
Fidelity Freedom 2050 Fund	$ 0	$ 0
Fidelity Advisor Freedom Income Fund	$ 0	$ 0
Fidelity Advisor Freedom 2005 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2010 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2015 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2020 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2025 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2030 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2035 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2040 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2045 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Audit-Related Fees were billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees to Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund, as the funds did not commence operations until June 1, 2006.

In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity Freedom 2045 Fund's, Fidelity Freedom 2050 Fund's, Fidelity Advisor Freedom 2045 Fund's, and Fidelity Advisor Freedom 2050 Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A,B	2005A,B
Fidelity Freedom Income Fund	$ 1,600	$ 1,500
Fidelity Freedom 2000 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2005 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2010 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2015 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2020 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2025 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2030 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2035 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2040 Fund	$ 1,600	$ 1,500
Fidelity Freedom 2045 Fund	$ 0	$ 0
Fidelity Freedom 2050 Fund	$ 0	$ 0
Fidelity Advisor Freedom Income Fund	$ 1,900	$ 1,800
Fidelity Advisor Freedom 2005 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2010 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2015 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2020 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2025 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2030 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2035 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2040 Fund	$ 1,800	$ 1,600
Fidelity Advisor Freedom 2045 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning, to Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund, as the funds did not commence operations until June 1, 2006.

In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity Freedom 2045 Fund's, Fidelity Freedom 2050 Fund's, Fidelity Advisor Freedom 2045 Fund's, and Fidelity Advisor Freedom 2050 Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A,B	2005A,B
Fidelity Freedom Income Fund	$ 2,000	$ 2,200
Fidelity Freedom 2000 Fund	$ 1,700	$ 2,000
Fidelity Freedom 2005 Fund	$ 1,100	$ 1,100
Fidelity Freedom 2010 Fund	$ 6,100	$ 6,200
Fidelity Freedom 2015 Fund	$ 1,700	$ 1,300
Fidelity Freedom 2020 Fund	$ 7,200	$ 6,700
Fidelity Freedom 2025 Fund	$ 1,600	$ 1,200
Fidelity Freedom 2030 Fund	$ 4,700	$ 4,300
Fidelity Freedom 2035 Fund	$ 1,200	$ 1,100
Fidelity Freedom 2040 Fund	$ 2,400	$ 2,100
Fidelity Freedom 2045 Fund	$ 0	$ 0
Fidelity Freedom 2050 Fund	$ 0	$ 0
Fidelity Advisor Freedom Income Fund	$ 0	$ 0
Fidelity Advisor Freedom 2005 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2010 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2015 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2020 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2025 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2030 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2035 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2040 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2045 Fund	$ 0	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by PwC or Deloitte Entities for all other non-audit services rendered to Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund, as the funds did not commence operations until June 1, 2006.

In each of the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$ 155,000	$ 450,000
Deloitte Entities	$ 160,000	$ 510,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity Freedom 2045 Fund's, Fidelity Freedom 2050 Fund's, Fidelity Advisor Freedom 2045 Fund's, and Fidelity Advisor Freedom 2050 Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2006 and March 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended March 31, 2006 and March 31, 2005, the aggregate fees billed by PwC of $1,075,000A,B and $1,500,000A,B and Deloitte Entities of $355,000A,B and $800,000A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2006A,B	2006A,B	2005A,B	2005A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 200,000	$ 875,000	$ 500,000	$ 1,000,000
Deloitte Entities	$ 180,000	$ 175,000	$ 500,000	$ 300,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity Freedom 2045 Fund's, Fidelity Freedom 2050 Fund's, Fidelity Advisor Freedom 2045 Fund's, and Fidelity Advisor Freedom 2050 Fund's commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, and Fidelity Advisor Freedom 2050 Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund,Fidelity Freedom 2005 Fund Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund, are registered trademarks of FMR Corp.

Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, and Strategic Advisers are registered service marks of FMR Corp.

1.752767.102

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ABD-PXS-0906

Form of Proxy Card: Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, and Fidelity Freedom 2050 Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Aberdeen Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Aberdeen Street Trust-11/2006-LP

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ABD-PXC-0906-LP	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Freedom Income Fund®

Fidelity Advisor Freedom 2005 Fund®

Fidelity Advisor Freedom 2010 Fund®

Fidelity Advisor Freedom 2015 Fund®

Fidelity Advisor Freedom 2020 Fund®

Fidelity Advisor Freedom 2025 Fund®

Fidelity Advisor Freedom 2030 Fund®

Fidelity Advisor Freedom 2035 Fund®

Fidelity Advisor Freedom 2040 Fund®

Fidelity Advisor Freedom 2045 FundSM

Fidelity Advisor Freedom 2050 FundSM

Funds of Fidelity Aberdeen Street Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Freedom Income Fund®
Fidelity Freedom 2000 Fund®
Fidelity Freedom 2005 Fund®
Fidelity Freedom 2010 Fund®
Fidelity Freedom 2015 Fund®
Fidelity Freedom 2020 Fund®
Fidelity Freedom 2025 Fund®
Fidelity Freedom 2030 Fund®
Fidelity Freedom 2035 Fund®
Fidelity Freedom 2040 Fund®
Fidelity Freedom 2045 FundSM
Fidelity Freedom 2050 FundSM
Funds of Fidelity Aberdeen Street Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You may be asked to vote on the following proposal:

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 13 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are three "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that FMR hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize the additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 18, 2006.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Sign up for electronic delivery and reduce the amount of paper being sent to you!

We are pleased to offer you the convenience of viewing proxy statements online. With your consent, we will stop sending paper copies of these proxy materials until you notify us otherwise.

To participate, follow these easy steps:

  Log-on to the Internet at www.proxyweb.com/proxy
  Enter the Control Number from your proxy card
  Vote your shares
  Click "Register for Electronic Delivery"
  Follow enrollment instructions.

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web addresses:

LETTER TO SHAREHOLDERS: http://www.XXXXXXXXXX

NOTICE OF MEETING and PROXY STATEMENT: http://www.XXXXXXXXXX

If your email software supports it, you can simply click on the above links. If not, you can type (or copy and paste) the Web addresses into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyweb.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-888-221-0697 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

Fidelity Service Company, Inc.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyweb.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.proxyweb.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click here.

Input E

Note: Electronic proxy materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com/proxy is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to Proxyweb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

To receive an optional email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Press this button to [Submit] your Proxy Vote.

[ Upon submission of vote shareholder is directed to Proxyweb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [email address]

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

Proxyweb Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name], as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Proxyweb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.